                                                                    EXHIBIT 10.7

                                  GREATER BAY

                                ______________

                                 B A N C O R P



                          CHANGE IN CONTROL PAY PLAN I

                          (EFFECTIVE JANUARY 1, 1998)

                               TABLE OF CONTENTS

ARTICLE/SECTION                     SUBJECT                                 PAGE
---------------                     -------                                 ----
ARTICLE I

     PURPOSE...............................................................    1

ARTICLE II

     EFFECTIVE DATE........................................................    1

ARTICLE III

     DEFINITIONS...........................................................    1

     Section 3.1    Added Benefit..........................................    1
     Section 3.2    Affiliated Company.....................................    1
     Section 3.3    Base Benefit...........................................    2
     Section 3.4    Board of Directors.....................................    2
     Section 3.5    Change in Control......................................    2
     Section 3.6    Code...................................................    3
     Section 3.7    Committee..............................................    3
     Section 3.8    Company................................................    3
     Section 3.9    Effective Date.........................................    3
     Section 3.10   Employee...............................................    3
     Section 3.11   ERISA..................................................    3
     Section 3.12   Leave of Absence.......................................    3
     Section 3.13   Member Company.........................................    3
     Section 3.14   Participant............................................    3
     Section 3.15   Pay....................................................    3
     Section 3.16   Plan...................................................    4
     Section 3.17   Plan Year..............................................    4
     Section 3.18   Year of Service........................................    4

ARTICLE/SECTION                     SUBJECT                                 PAGE
---------------                     -------                                 ----
ARTICLE IV

     ELIGIBILITY FOR BENEFITS..............................................    4

     Section 4.1    Employees Eligible for Severance Benefits..............    4
     Section 4.2    Employees Not Eligible For Severance Benefits..........    4

ARTICLE V

     SEVERANCE BENEFITS....................................................    6

     Section 5.1    Calculation of Severance Benefit.......................    6
     Section 5.2    Golden Parachute Restriction...........................    7
     Section 5.3    Payment of Benefits....................................    8
     Section 5.4    Payment Offset.........................................    8
     Section 5.5    Unfunded Plan..........................................    8
     Section 5.6    Prohibition Against Golden Parachute Payments..........    8

ARTICLE VI

     ADMINISTRATION........................................................    8

     Section 6.1    Plan Administration....................................    8
     Section 6.2    Plan Committee.........................................    8
     Section 6.3    Named Fiduciary........................................    9
     Section 6.4    Indemnification of Committee...........................   10
     Section 6.5    Claims Procedure.......................................   10

ARTICLE VII

     AMENDMENT AND TERMINATION.............................................   11

     Section 7.1    Before Change in Control...............................   11
     Section 7.2    After Change in Control................................   11

ARTICLE/SECTION                     SUBJECT                                 PAGE
---------------                     -------                                 ----
ARTICLE VIII

     GENERAL...............................................................   11

     Section 8.1    Payment Out of General Assets..........................   11
     Section 8.2    Welfare Benefit Plan...................................   11
     Section 8.3    Gender.................................................   11
     Section 8.4    Limitation on Participant's Rights.....................   11
     Section 8.5    Severability...........................................   12

                GREATER BAY BANCORP CHANGE IN CONTROL PAY PLAN I
                ------------------------------------------------

                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

          GREATER BAY BANCORP (hereinafter referred to as the "Company") hereby establishes a change in control pay plan to provide severance benefits to eligible Employees whose employment terminates in connection with a Change in Control, effective as of January 1, 1998, in accordance with the terms set forth hereunder. The intent of the plan is to ensure all eligible Employees have reasonable protection related to any event as specified in this plan.

                                  ARTICLE II
                                  ----------

                                EFFECTIVE DATE
                                --------------

          All of the policies and practices of each Member Company regarding severance, or similar payments upon employment termination on account of a Change in Control are hereby superseded by this plan which shall be known as the GREATER BAY BANCORP Change in Control Pay Plan I (the "Plan"), effective January 1, 1998.

                                  ARTICLE III
                                  -----------

                                  DEFINITIONS
                                  -----------

     Section 3.1   Added Benefit means the severance benefit payable to a
                   -------------
Participant in accordance with Articles IV and V of the Plan which is in addition to the Base Benefit payable to the Participant.

     Section 3.2   Affiliated Company means:
                   ------------------

          (a) Any corporation (other than the Company) that is included in a controlled group of corporations, within the meaning of Code Section 414(b), that includes the Company, and

          (b) Any trade or business (other than the Company) that is under common control with the Company within the meaning of Code
                   Section 414(c), and

          (c) Any member (other than the Company) of an affiliated service group, within the meaning of Code Section 414(m), that includes the Company, and

          (d) Any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

     Section 3.3   Base Benefit means the severance benefit payable to a
                   ------------
Participant in accordance with Articles IV and V of the Plan, the amount of which is based upon such Participant's Pay and his or her title or position in a Member Company as of the date he terminates employment with the Member Company on account of a Change in Control.

     Section 3.4   Board of Directors means the board of directors of the
                   ------------------
Company.

     Section 3.5   Change in Control means the first to occur of any of the
                   -----------------
following events:

                   (A) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act") becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Company's capital stock entitled to vote in the election of directors;

                   (B) During any period of not more than two consecutive years, not including any period prior to the adopting of this Plan, individuals who, at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A), (C), (D) and (E) of this Article) whose appointment to the Board of Directors or nomination for election to the Board of Directors was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office, either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                   (C) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company on which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

                   (D) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                   (E) The shareholders of the Company approve the sale or transfer of substantially all of the Company's assets to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Company is a member.

     Section 3.6   Code means the Internal Revenue Code of 1986, as amended.
                   ----

     Section 3.7   Committee means the administrative committee appointed by
                   ---------
the Chief Executive Officer and Chief Operating Officer of the Company pursuant to Section 6.1 hereof.

     Section 3.8   Company means GREATER BAY BANCORP.
                   -------

     Section 3.9   Effective Date means January 1, 1998.
                   --------------

     Section 3.10  Employee means (1) any full-time employee of a Member
                   --------
Company or (2) any regular part-time employee of a Member Company. For purposes of this Section 3.10, "full-time employee" shall mean an employee of a Member Company who is regularly scheduled to work at least forty (40) hours per week for twelve (12) months each year. Notwithstanding the foregoing, with respect to employees of a Member Company which requires fewer than forty (40) hours per week for classification as a full-time employee, "full-time employee" shall be defined according to such Member Company's administrative policy and practice. "Regular part-time" employee shall mean any employee of a Member Company who is regularly scheduled to work at least twenty-four (24) hours per week for twelve
(12) months each year, but fewer hours than necessary to classify him as a full-time employee.

     Section 3.11  ERISA means the Employee Retirement Income Security Act of
                   -----
1974, as amended.

     Section 3.12  Leave of Absence means a period of absence from regular
                   ----------------
employment which is approved by the Board of Directors or the Committee in a non-discriminatory manner for reasons such as, but not limited to, sickness, disability, education, jury duty, convenience to a Member Company, maternity or paternity leave, family leave, or for periods of military duty during which the Employee's reemployment rights are protected by law.

     Section 3.13  Member Company means the Company or an Affiliated Company,
                   --------------
provided that the Company consents to the participation of any such Affiliated Company in the Plan with respect to eligible Employees of such Affiliated Company.

     Section 3.14  Participant means an Employee who satisfies the requirements
                   -----------
under Section 4.1 of the Plan.

     Section 3.15  Pay means a Employee's current annual rate of regular salary
                   ---
or wages on his/her date of termination of employment with a Member Company and the average of the annual and/or incentive bonuses paid to the Employee over the three years immediately preceding the date of his termination of employment on account of a Change in Control, excluding all other extra pay such as overtime, commissions, premiums, and living or other allowances.

     Section 3.16  Plan means the Greater Bay Bancorp Change in Control Pay
                   ----
Plan I.

     Section 3.17  Plan Year means each twelve (12) consecutive month period
                   ---------
from January 1 through December 31.

     Section 3.18  Year of Service means a twelve (12)-continuous month period
                   ---------------
beginning on an Employee's most recent date of hire (or rehire), and each twelve
(12)-continuous month period beginning on the anniversary of such hire (or rehire) date, during which the Employee remains continuously employed by a Member Company.

                                  ARTICLE IV
                                  ----------

                           ELIGIBILITY FOR BENEFITS
                           ------------------------

     Section 4.1   Employees Eligible for Severance Benefits.  Except as
                   -----------------------------------------
provided in this Section 4.1 and in Section 4.2 and subject to Section 5.6, an Employee whose employment is terminated by a Member Company on or after the Effective Date shall be eligible for a Base Benefit and an Added Benefit if:

          (a) Subject to Section 4.2, the Employee's employment is terminated as a result of a Change in Control within two years of the effective time of the Change in Control (the "effective time" of the Change in Control will have the same meaning provided in Section 7.2); and

          (b) The Employee's employment is not terminated for cause for personal conduct; and

          (c) The Employee executes a waiver and release agreement in such form as determined by the Committee (the "Waiver and Release Agreement") and returns the Waiver and Release Agreement to the Member Company within the time period specified in the Waiver and Release Agreement.

     Section 4.2   Employees Not Eligible For Severance Benefits.  An Employee
                   ---------------------------------------------
shall not be entitled to a Base Benefit or an Added Benefit set forth in Article V if:

          (a) The Employee has in force an employment contract or executive severance agreement with a Member Company which includes provision for the payment of severance benefits upon the termination of his or her employment with the Member Company upon a Change in Control, unless such severance benefits are less than the Base Benefit and Added Benefit provided for in the Plan; or

          (b) The Employee is offered employment by the successor employer in the same position or in another position of comparable pay and status to the position he held immediately prior to the effective date of the Change in Control, or the Employee is offered employment by a Member Company in another position of comparable pay and status to the position held immediately prior to the Change in Control, regardless of whether he accepts the offer; or

          (c) The Employee's employment is involuntarily terminated for cause for personal conduct (an Employee whose employment is terminated for cause which is related to his/her work performance may be eligible to receive severance benefits under the Plan as the Committee in its sole discretion may determine; or

          (d) The Employee fails to perform his/her regular assigned job duties through the date specified by a Member Company as his/her termination date; or

          (e) The Employee fails to return a properly executed Waiver and Release Agreement on a timely basis.

For purposes of this Section 4.2, a "position of comparable pay and status" shall mean a position with not less than one hundred percent (100%) of the Pay, bonus opportunity and benefits of the position held by the Employee prior to his/her termination of employment and with a similar scope of duties and responsibilities to such prior position. In addition, a position will not be considered a position of comparable pay and status if (i) an Employee is required to increase his/her normal commuting miles to reach a new worksite, and
(ii) the normal commuting from his/her home to the new worksite exceeds 30 miles each way. Notwithstanding the foregoing, the Committee reserves the right to make decisions based on the facts and circumstances of individual cases as to whether a position is of comparable pay and status to that held by an Employee prior to his/her employment termination, provided that an Employee may appeal any such decision pursuant to the provisions of Section 6.5.

                                   ARTICLE V
                                   ---------

                              SEVERANCE BENEFITS
                              ------------------

     Section 5.1   Calculation of Severance Benefit.  Subject to the provisions
                   --------------------------------
of Sections 4.1, 4.2 and 5.6, a Participant whose employment is terminated as a result of a Change in Control shall be entitled to receive a Base Benefit and an Added Benefit under this Plan as follows:

          (a)      Executive Management Committee. A Participant who is a member
                   ------------------------------
                   of the Executive Management Committee of a Member Company (other than the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Lending Officer) shall be entitled to receive a Base Benefit equal to twelve
                   (12) months of Pay and an Added Benefit of two (2) weeks of Pay for each full Year of Service, provided, however, that the total Base Benefit and Added Benefit payable to the Participant shall not exceed eighteen (18) months of Pay.

          (b)      Senior Vice Presidents, Vice Presidents and Assistant Vice
                   ----------------------------------------------------------
                   Presidents. A Participant who is an officer of a Member
                   ----------
                   Company and whose title is Senior Vice President shall be entitled to receive a Base Benefit equal to six (6) months of Pay and an Added Benefit of two (2) weeks of Pay for each full Year of Service, provided, however, that the total Base Benefit and Added Benefit payable to such Participant shall not exceed nine (9) months of Pay. A Participant who is an officer of a Member Company and whose title is Vice President shall be entitled to receive a Base Benefit equal to four (4) months of Pay and an Added Benefit of two (2) weeks of Pay for each full Year of Service, provided, however, that the total Base Benefit and Added Benefit payable to such Participant shall not exceed six (6) months of Pay. A Participant who is an officer of a Member Company and whose title is Assistant Vice President shall be entitled to receive a Base Benefit equal to two (2) months of Pay and an Added Benefit of two (2) weeks of Pay for each full Year of Service, provided, however, that the total Base Benefit and Added Benefit payable to such Participant shall not exceed four (4) months of Pay.

          (c)      Staff - Exempt and Non-Exempt. A Participant who is an exempt
                   -----------------------------
                   or a non-exempt Employee shall be entitled to receive a Base Benefit equal to one (1) month of Pay and an Added Benefit of two (2) weeks of Pay for each full Year of Service, provided, however, that the total Base Benefit and Added Benefit payable to such Participant shall not exceed three (3) months of Pay.

For purposes of calculating a Participant's severance benefits under this
Section 5.1, the Plan shall take into account only consecutive Years of Service beginning with the Participant's most recent date of hire or rehire and it shall not take into account partial Years of Service, nor shall a Participant receive severance benefits for Years of Service for which he/she previously received severance benefits under the Plan.

      Section 5.2   Golden Parachute Restriction.
                    ----------------------------

          (a)       Reduction for "Parachute Payment." Notwithstanding anything
                    ---------------------------------
                    above in this Article V, if a Participant is a "disqualified individual" (as defined in Section 280G(c) of the Code), and the severance benefit provided for in Section 5.1, together with any other payments which the Participant has the right to receive from a Member Company would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), the severance benefit shall be reduced. The reduction shall be in an amount so that the present value of the total amount received by the Participant from a Member Company will be One Dollar ($1.00) less than three (3) times the Participant's base amount (as defined in Section 280G of the Code) and so that no portion of the amounts received by the Participant shall be subject to the excise tax imposed by
                    Section 4999 of the Code.

          (b)       Deferred Compensation and Reimbursements Exception.  In no
                    --------------------------------------------------
                    circumstances will a Member Company reduce the severance benefits payable to a Participant on account of the restrictions of this Section 5.2 by the amounts the Participant has the right to receive under an executive deferred compensation plan of the Member Company (Deferred Compensation Plan), amounts paid or payable to the Participant to reimburse him/her either fully or partially for excise tax and/or income tax on the reimbursement (gross up amounts), or amounts paid or payable to the Participant as indemnification for attorney's fees and legal expenses.

          (c)       Determination of Reduction. The determination as to whether
                    --------------------------
                    any reduction in the severance benefit is necessary shall be made by a Participant's Member Company in good faith, and the determination shall be conclusive and binding on the Participant.

          (d)       Repayment of Excess Amount. If through error or otherwise
                    --------------------------
                    the Participant should receive payments under this Plan, together with other payments the Participant has the right to receive from a Member Company, excluding Deferred Compensation Plan payments in excess of one dollar ($1.00) less than three times his/her base amount, the Participant shall immediately repay the excess to the Member Company upon notification that an overpayment has been made.

      Section 5.3   Payment of Benefits. The Plan shall pay severance benefits
                    -------------------
to a Participant whose employment is terminated on account of a Change in Control in the form of a lump sum or equal installments payable over a period not to exceed twenty-four (24) months, as the Committee in its sole discretion may determine. The Plan shall make lump sum distributions as soon as administratively practicable and in no event later than thirty (30) days following the receipt by the Committee of a timely and properly executed Waiver and Release Agreement. Subject to the Committee's receipt of a properly executed Waiver and Release Agreement on a timely basis, the Plan shall make payments of severance benefits in equal installments as of the first payday following the Participant's termination of employment.

      Section 5.4   Payment Offset.  A Member Company reserves the right to
                    --------------
offset the benefits payable under Sections 5.1 by any advance, loan or other monies a Participant owes the Member Company. Employment taxes shall be withheld from all severance payments.

      Section 5.5   Unfunded Plan.  The obligations of a Member Company under
                    -------------
this Plan may be funded through contributions to a trust or otherwise, but the obligations of the Member Company are not required to be funded under this Plan unless required by law. Nothing contained in this Plan shall give a Participant any right, title or interest in any property of the Member Company.

      Section 5.6   Prohibition Against Golden Parachute Payments.
                    ---------------------------------------------
Notwithstanding any provision of the Plan to the contrary, no Participant who is an institution affiliated party as the term is defined in Section 359.1(h) of the Federal Deposit Insurance Corporation Rules and Regulations ("FDIC Rules and Regs") shall be entitled to the payment of any severance benefit under the Plan to the extent that such payment shall be deemed a "golden parachute payment" as the term is defined in FDIC Rules and Regs. Section 359.1(f)(i)(ii) or (iii).


                                  ARTICLE VI
                                  ----------

                                ADMINISTRATION
                                --------------

      Section 6.1   Plan Administration.  The Company shall be the administrator
                    -------------------
of the Plan for purposes of Section 3(16) of ERISA and shall have responsibility for complying with any ERISA reporting and disclosure rules applicable to the Plan for any Plan Year.

      Section 6.2   Plan Committee.  In all respects other than as provided in
                    --------------
Section 6.1, the Plan shall be administered and operated by the Committee which shall consist of one or more individuals appointed by the Chief Executive Officer and Chief Operating Officer of the Company who may also revoke any such appointment and subsequently appoint other individuals. The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred to the

Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following discretionary powers and authority:

          (a) To allocate fiduciary responsibilities among the named fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities. However, no allocation or delegation under this Section 6.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities;

          (b) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities;

          (c) To employ such legal, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any fiduciary may have under the Plan;

          (d) To establish rules and procedures from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan;

          (e) To administer, interpret, construe and apply this Plan. To decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant may be entitled;

          (f) To determine the manner in which the severance benefits of this Plan, or any part thereof, shall be administered; and

          (g) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

Any action taken in good faith by the Committee in the exercise of discretionary authority conferred upon it by this Plan shall be conclusive and binding upon the Participants. All discretionary powers conferred upon the Committee shall be absolute. However, all discretionary powers shall be exercised in a uniform and nondiscriminatory manner.

      Section 6.3   Named Fiduciary.  The members of the Committee shall be
                    ---------------
named fiduciaries with respect to this Plan for purposes of Section 402 of ERISA.

      Section 6.4   Indemnification of Committee.  The Company shall, to the
                    ----------------------------
extent permitted by law, by the purchase of insurance or otherwise, indemnify and hold harmless each member of the Committee and each other fiduciary with respect to this Plan for liabilities or expenses they and each of them incur in carrying out their respective duties under the Plan, other than for any liabilities or expenses arising out of such fiduciary's gross negligence or willful misconduct. A fiduciary shall not be responsible for any breach of responsibility of any other fiduciary except to the extent provided in Section 405 of ERISA.

      Section 6.5   Claims Procedure.  If any request for benefits under this
                    ----------------
Plan is denied, in whole or in part, the claimant shall be so notified by the Committee within five (5) calendar days of the date such person's claim is delivered to the person designated in writing by the Chief Executive Officer and Chief Operating Officer of the Company. At the same time, the Committee shall notify the claimant of his/her right to a review by the Committee and shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such decision, specific references to pertinent information necessary for the claimant to perfect his/her request for review, an explanation of why such material or information is necessary, and an explanation of the Plan's review procedure.

      Any person or a duly authorized representative may appeal from such decision by submitting to the Committee within sixty (60) calendar days after receiving a notice of the Committee' decision a written statement:

          (a) Requesting a review of the claim for a termination allowance by the Committee;

          (b) Setting forth all of the grounds upon which the request for review is based and any facts in support thereof; and

          (c) Setting forth any issues or comments which the claimant deems relevant to the claim.

      The Committee shall act upon such appeal within sixty (60) calendar days after the later of receipt of the claimant's request for review by the Committee or receipt of all additional materials reasonably requested by the Committee from such claimant.

      The Committee shall make a full and fair review of an appeal and all written materials submitted by the claimant in connection therewith and may require the claimant to submit, within ten (10) calendar days' written notice by the Committee therefor, such additional facts, documents or other evidence as the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the claimant's eligibility for an allowance and the amount of such allowance, if any, under this Plan. The decision of the Committee on any appeal shall be final and conclusive upon all persons if supported by substantial evidence in the record.

      If the Committee denies a claim in whole or in part, the Committee shall give written notice of its decision to the claimant setting forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific references to the pertinent Plan provisions on which the Committee's decision was based.

                                  ARTICLE VII
                                  -----------

                           AMENDMENT AND TERMINATION
                           -------------------------

      Section 7.1   Before Change in Control.  This Plan may be amended from
                    ------------------------
time to time, or terminated at any time at the discretion of the Board of Directors by a written resolution adopted by a majority of the Board of Directors, provided, however, that no amendment or termination shall adversely affect the right of a Participant to receive a severance benefit that the Participant has accrued on account of his or her termination of employment as a result of a Change in Control.

      Section 7.2   After Change in Control.  Notwithstanding the foregoing, the
                    -----------------------
Plan may not be amended or participation discontinued after the effective time of a Change in Control. For purposes of this Plan, the "effective time" of a Change in Control shall have the same meaning provided in the agreement governing the transaction(s) which give rise to the Change in Control.

                                  ARTICLE VIII
                                  ------------

                                    GENERAL
                                    -------

      Section 8.1   Payment Out of General Assets.  The benefits and costs of
                    -----------------------------
this Plan shall be paid by the Company and each Member Company out of their general assets.

      Section 8.2   Welfare Benefit Plan.  This Plan is intended to be an
                    --------------------
employee welfare benefit plan, as defined in Section 3(1), Subtitle A of Title 1 of ERISA. The Plan will be interpreted to effectuate this intent. Notwithstanding any other provision of this Plan, no Participant shall receive hereunder any payment exceeding twice that Participant's annual compensation during the year immediately preceding the termination of his or her service, within the meaning of 29 C.F.R. (S) 2510.3-2 as the same was in effect on the effective date of this Plan.

      Section 8.3   Gender.  The masculine pronoun shall include the feminine
                    ------
pronoun and the feminine pronoun shall include the masculine pronoun and the singular pronoun shall include the plural pronoun and the plural pronoun shall include the singular pronoun, unless the context clearly indicates otherwise.

      Section 8.4   Limitation on Participant's Rights.  Nothing in this Plan
                    ----------------------------------
shall be construed to guarantee terminated Employees any right to be recalled or rehired by a Member Company.

      Section 8.5   Severability.  If any provision of this Plan shall be held
                    ------------
illegal or invalid, the illegality or invalidity shall not affect the remaining parts, which shall be enforced as if the illegal or invalid provision had not been included in this Plan.

      IN WITNESS WHEREOF, GREATER BAY BANCORP has caused this instrument to be executed by its duly authorized officers, on this 27th day of March, 1998.

EMPLOYER:                              GREATER BAY BANCORP

                                       By /s/ David L. Kalkbrenner
                                          ------------------------
                                          David L. Kalkbrenner
                                          President and Chief Executive Officer

                                       By /s/ Warren R. Thoits
                                          --------------------
                                          Warren R. Thoits
                                          Secretary


MEMBER
COMPANIES:                             CUPERTINO NATIONAL BANK

                                       By /s/ C. Donald Allen
                                          -------------------
                                          C. Donald Allen
                                          President and Chief Executive Officer

                                       By /s/ Steven C. Smith
                                          -------------------
                                          Steven C. Smith
                                          Secretary


                                       MID-PENINSULA BANK

                                       By /s/ Susan K. Black
                                          ------------------
                                          Susan K. Black
                                          President and Chief Executive Officer

                                       By /s/ Warren R. Thoits
                                          --------------------
                                          Warren R. Thoits
                                          Secretary


                                       PENINSULA BANK OF COMMERCE

                                       By /s/ Mark F. Doiron
                                          ------------------
                                          Mark F. Doiron
                                          President and Chief Executive Officer

                                       By /s/ Michael E. Vano
                                          -------------------
                                          Michael E. Vano
                                          Secretary